FSI LOW BETA ABSOLUTE RETURN FUND

Supplement dated December 13, 2013 to the Prospectus dated May 15, 2013, as supplemented June 26, 2013

The Board of Trustees of the FSI Low Beta Absolute Return Fund (the “Fund”) has approved new Fund Administration, Fund Accounting, Transfer Agent and Compliance Services arrangements for the Fund. These new arrangements are effective December 16, 2013. Also, there has been an address change for Meritage Capital, LLC, a Fund sub-adviser. The following updates to the disclosure in the Fund’s prospectus reflect these changes.

Updates Relating to Change in Service Arrangements (Effective December 16, 2013)

The following disclosure replaces the disclosure in the prospectus on the cover page, in the second paragraph.

These materials are also available without charge by writing to the Fund at P.O. Box 46707, Cincinnati, OH 45246. A table of contents to the SAI is located on the back cover of this Prospectus. This Prospectus incorporates by reference the entire SAI (together with any supplement to it). These materials are also available at the SEC’s website http://www.sec.gov. The Fund does not have an Internet website.

The following disclosure replaces the disclosure in the prospectus on page 8, in sub-section entitled “Administrator, Fund Accountant, Transfer Agent and Compliance Services.”

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administration, compliance, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.

The following disclosure replaces the disclosure in the prospectus on page 14, in the section entitled “The Fund.”

The Fund is a non-diversified, closed-end management investment company organized as a Delaware statutory trust on August 3, 2011. The Fund is engaged in a continuous public offering of its Units at the next determined NAV per Unit. The Fund’s principal office is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and its telephone number is (877) 379-7380.

The following disclosure replaces the disclosure in the prospectus on page 37, in the sub-section entitled “Fund Administrator, Fund Accountant, Transfer Agent and Compliance Services.”

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides certain administration, compliance, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel. Pursuant to the Ultimus Services Agreement, the Fund pays Ultimus a bundled fee for administration, fund accounting and transfer agency services and a separate fee for supplying the Fund’s Chief Compliance Officer and related compliance services. The Fund also reimburses Ultimus for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund based on the net assets for the prior month.

The following addresses replace those corresponding to “Regular Mail:” and “Overnight Delivery:” throughout “Appendix A - Form of Subscription Booklet” to the prospectus:

Regular Mail:	Overnight Delivery:

FSI Low Beta Absolute Return Fund	FSI Low Beta Absolute Return Fund
PO Box 46707	c/o Ultimus Fund Solutions, LLC
Cincinnati, OH 45246	225 Pictoria Dr, Suite 450
Cincinnati, OH 45246

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The following disclosure replaces the initial two lines of “4. Return completed documents” and the disclosure under 5. Wiring instructions.” on page A-2 of Appendix A - Form of Subscription Booklet to the prospectus:

4.	Return completed documents. Please return the executed Subscription Agreement and Investor Questionnaire in the enclosed self-addressed envelope to the Fund as follows:

5.

Wiring instructions. If you are wiring funds, please call the Fund at 1-877-379-7380 for wire instructions. The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Please have your bank identify on the wire transfer the name of the prospective investor. We recommend that your bank charge its wiring fees separately so that the entire amount you have elected to invest may be invested in the Fund.

The following address, telephone and facsimile disclosure for the Fund replace the address, telephone and facsimile disclosure for the Fund on pages A-5 and A-14 under “SUBSCRIPTION AGREEMENT” and “Additional Subscription Form - FSI Low Beta Absolute Return Fund,” respectively, of Appendix A – Form of Subscription Booklet to the prospectus:

FSI Low Beta Absolute Return Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr, Suite 450,

Cincinnati, OH 45246

Telephone: 1-877-379-7380

Facsimile: 1-513-587-3438

Updates Regarding Change in Address for Meritage Capital, LLC (Effective Immediately)

The following address information for Meritage Capital, LLC (“Meritage”) replaces the address listed for Meritage in the prospectus on page 7, in the second paragraph of the sub-section entitled “Investment Adviser and Sub-Advisers.”

Meritage Capital, LLC, 515 Congress Ave., Suite 2200, Austin, TX 78701.

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For more information, please contact a Fund customer service representative at (877) 379-7380 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.

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FSI LOW BETA ABSOLUTE RETURN FUND

Supplement dated December 13, 2013 to the Statement of Additional Information dated May 15, 2013

The Board of Trustees of the FSI Low Beta Absolute Return Fund (the “Fund”) has approved new Fund Administration, Fund Accounting, Transfer Agent and Compliance Services arrangements for the Fund. The following changes to the disclosure in the Fund’s statement of additional information (“SAI”) reflect the new arrangements. These new arrangements and the corresponding changes to the SAI are effective December 16, 2013.

The following disclosure replaces the address of the Fund on the cover of the SAI:

FSI Low Beta Absolute Return Fund

P.O. Box 46707

Cincinnati, OH 45246

(877) 379-7380 (toll-free)

The following disclosure replaces the disclosure in the SAI on page 13, in the third paragraph under the section entitled “Board of Trustees.”

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. The first table lists the Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”). The address for all Trustees is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The following disclosure replaces the disclosure in the initial paragraph and table in the SAI on page 13, under the sub-section entitled “Principal Officers who are Not Trustees.”

The business address of each officer is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Mark J. Seger Born: 1962	Treasurer and Principal Financial Officer	Since 2013	Co-Founder and Managing Director, Ultimus Fund Solutions, LLC (investment company service provider) (1999-present).
Tina H. Bloom Born: 1968	Secretary	Since 2013	Vice President-Director of Fund Administration, Ultimus Fund Solutions, LLC (2006-present).
David R. Carson Born: 1958	Chief Compliance Officer/Anti-Money Laundering Officer	Since 2013	Vice President-Director of Client Strategies, Ultimus Fund Solutions, LLC(2013 to present); Chief Compliance Officer and Anti-Money Laundering Officer, The Huntington Funds (mutual fund)(2005 to 2013); Chief Operating Officer, The Huntington Funds (2008 to 2013); Chief Compliance Officer and Anti-Money Laundering Officer (2010 to 2013); Vice President, The Huntington Bank (2001 to 2013).-
Theresa M. Bridge Born: 1969	Assistant Treasurer	Since 2013	Vice President-Mutual Fund Controller, Ultimus Fund Solutions, LLC (2000-present).

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

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The following disclosure replaces the disclosure in the SAI on pages 18 through 19, under the section entitled “ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND COMPLIANCE SERVICES.”

Prior to December 16, 2013, Atlantic, located at Three Canal Plaza, Suite 600, Portland, Maine 04101, provided administration, compliance, fund accounting and transfer agency services to the Fund pursuant to a Services Agreement. For its services, the Fund paid Atlantic an annual bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also paid Atlantic certain surcharges and shareholder account fees. The fee was accrued and paid monthly based on the net assets, transactions and positions for the prior month.

Since December 16, 2013, Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 has provided administration, compliance, fund accounting and transfer agency services to the Fund pursuant to a Services Agreement (the “Ultimus Services Agreement”). For its services, the Fund pays Ultimus an annual bundled fee for administration, fund accounting and transfer agency services and a separate fee for compliance services. The Fund also pays Ultimus for out-of-pocket expenses incurred on the Fund’s behalf. The fee is accrued and paid monthly based on the net assets for the prior month.

As administrator, Ultimus administers the Fund’s operations in such manner and to such extent as may be authorized by the Board. The administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of each Fund’s tax returns, financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Fund and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Ultimus provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Ultimus provides a Principal Financial Officer, a Chief Compliance Officer, a Secretary, an Assistant Treasurer, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions, pursuant to the Ultimus Services Agreement.

The Ultimus Services Agreement continues in effect, unless earlier terminated by the Fund or Ultimus, for a period of two years. Thereafter, unless otherwise terminated, the Ultimus Services Agreement shall be renewed automatically for successive one-year periods. The Ultimus Services Agreement may be terminated without penalty for cause (as defined in the Ultimus Services Agreement) upon the provision of thirty (30) days’ advance written notice by the party alleging cause. After the initial two-year term, the Ultimus Services Agreement may also be terminated without penalty by provision of one hundred twenty (120) days’ written notice.

Under the Ultimus Services Agreement, Ultimus is liable for any damages arising directly or indirectly out of Ultimus’ failure to perform its duties under the agreement to the extent such damages arise directly or indirectly out of Ultimus’ willful misfeasance, bad faith, negligence in the performance of its duties, or reckless disregard of its obligations and duties under the agreement. Ultimus’ maximum cumulative aggregate liability under the agreement is limited to the total fees Ultimus was paid in the most-recent twenty-four-month period, provided that if such date is during the first twenty-four (24) months of the agreement, then Ultimus’ cumulative liability shall not exceed the total amount of compensation paid or payable by the Fund to Ultimus under the agreement during the first twenty-four (24) months of this Agreement. The limitation on liability, however, does not apply to any liability arising as a result of the willful default, fraud or negligence of Ultimus.

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For more information, please contact a Fund customer service representative at (877) 379-7380 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.

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